UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TLGY ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TLGY ACQUISITION CORPORATION

4001 Kennett Pike, Suite 302

Wilmington, DE 19807

PROXY STATEMENT SUPPLEMENT

April 4, 2024

To the Shareholders of TLGY Acquisition Corporation:

This is a supplement (this “Supplement”) to the definitive proxy statement of TLGY Acquisition Corporation (the “Company”), dated March 28, 2024 (the “Proxy Statement”), was sent to shareholders in connection with the Company’s extraordinary general meeting of shareholders previously scheduled for 10:00 a.m., Eastern Time, on April 12, virtually, at https://www.cstproxy.com/tlgyacquisition/2024 and in person at the offices of Nelson Mullins Riley & Scarborough LLP, 201 17th Street NW, Suite 1700, Atlanta, GA 30363 (the “Extraordinary General Meeting”). On April 4, 2024, the board of directors of the Company decided to postpone the Extraordinary General Meeting to 9:00 a.m. Eastern Time on April 16, 2024 and the redemption right deadline to 5:00 p.m., Eastern Time, on April 12, 2024.

At the Extraordinary General Meeting, the Company’s shareholders will be asked to consider and vote upon a proposal to amend the Company’s amended and restated memorandum and articles of association to extend the period of time to consummate a business combination by one month, up to twelve times (starting from the first date on which such modified extension payment is made), if requested by the Sponsor and accepted by the Company (the “Charter Amendment Proposal”).

The Company has filed this Supplement and the amended proxy card enclosed with this Supplement (the “Amended Proxy Card”) with the Securities and Exchange Commission to advise shareholders that the Company is (i) postponing the Extraordinary General Meeting and (ii) increasing the proposed deposit into the Trust Account if the Charter Amendment Proposal is approved from the lesser of (x) $0.01 per outstanding share and (y) $30,000 to the lesser of (x) $0.02 per outstanding share and (y) $60,000.

This Supplement supplements, updates and amends the Proxy Statement of the Company filed with the Commission on March 28, 2024, relating to the extraordinary general meeting of the Company. The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety.

1.	The proposed date for the Extraordinary General Meeting has been rescheduled to 9:00 a.m., Eastern Time, on April 16, 2024. As such, all the disclosure in the Proxy Statement relating to the date of the Extraordinary General Meeting is hereby updated, amended and supplemented to read as follows:

Replace in its entirety the time of Extraordinary General Meeting with the following: “9:00 a.m. Eastern Time on April 16, 2024.”

2.	The redemption deadline for the Extraordinary General Meeting has been rescheduled to 5:00 p.m. Eastern Time on April 12, 2024. As such, the disclosure in the Proxy Statement relating to the redemption deadline is hereby updated, amended and supplemented to read as follows:

Replace in its entirety the redemption deadline with the following: “To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent prior to 5:00 p.m. Eastern time on April 12, 2024.”

3.	The proposed deposit into the Trust Account if the Charter Amendment Proposal is approved has been increased to the lesser of (x) $0.02 per outstanding share and (y) $60,000. As such, the original Charter Amendment Proposal in the Proxy Statement relating to the amended monthly extension fee and all other related disclosure as well as the proxy card is hereby updated, amended and supplemented to read as follows:

Replace in its entirety the content of the Charter Amendment Proposal throughout the Proxy Statement with the following: “a proposal to amend the Company’s amended and restated memorandum and articles of association currently in effect, which we refer to as the “Charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Charter Amendments” and such proposal the “Charter Amendment Proposal” to modify the monthly amount that TLGY Sponsors LLC, our sponsor (the “Sponsor”) or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to extend the period of time to consummate a business combination by one month, up to twelve times (starting from the first date on which such modified extension payment is made), if requested by the Sponsor and accepted by the Company, from the lesser of $0.033 per outstanding share and $110,000 to the lesser of (x) $0.02 per outstanding share and (y) $60,000. Any amount of the $110,000 paid in order to extend the period of time to consummate a Business Combination until May 16, 2024, which is paid but unused (due to an additional extension payment, based on the updated monthly amount, made prior to May 16, 2024) may be deducted, on a pro rata basis, from future extension payments.”

Annex A to the Proxy Statement is amended as follows:

“RESOLVED, as a special resolution, that text of Article 49.7 of the Amended and Restated Memorandum and Articles of Association of the Company currently in effect is hereby amended and restated to read in full as follows:

In the event that the Company does not consummate a Business Combination within 15 months from the consummation of the IPO, the Company may extend by resolution of the Directors if requested by the Sponsor or its Affiliates up to nine times by an additional one month each time (the “First Extension”), subject in each case to the Sponsor or its affiliates or designees depositing for each month extension the lesser of $0.04 per share and $200,000 into the Trust Account (the “Original Extension Payment”), on the prior date of the applicable deadline, in accordance with the terms described in the prospectus relating to the IPO, or such later time as the Members may approve in accordance with the Articles. At any time during the First Extension period, the Company may further extend the time to consummate a business combination by one month, up to seven times (the “Second Extension”) (starting from the first date on which such Second Extension Payment (as defined below) is made and for the avoidance of doubt in which case the First Extension period and the Original Extension Payment will cease to apply), subject in each case to the Sponsor or its affiliates or designees depositing for each month extension the lesser of (x) $0.033 per share and (y) $110,000 into the Trust Account (the “Second Extension Payment”), on the prior date of the applicable deadline in respect of the Second Extension. Any Original Extension Payment paid in order to extend the period of time to consummate a Business Combination until November 3, 2023, which is paid but unused (due to an additional extension payment, based on the Second Extension Payment, made prior to November 3, 2023) may be deducted, on a pro rata basis, from future extension payments. At any time during the Second Extension period, the Company may further extend the time to consummate a business combination by one month, up to twelve times (the “Third Extension”) (starting from the first date on which such Third Extension Payment (as defined below) is made and for the avoidance of doubt in which case the Second Extension period, the First Extension period and the Original Extension Payment will cease to apply), subject in each case to the Sponsor or its affiliates or designees depositing for each month extension the lesser of (x) $0.02 per share and (y) $60,000 into the Trust Account (the “Third Extension Payment”), on the prior date of the applicable deadline in respect of the Third Extension. Any Second Extension Payment paid in order to extend the period of time to consummate a Business Combination until May 16, 2024, which is paid but unused (due to an additional extension payment, based on the Third Extension Payment, made prior to May 16, 2024) may be deducted, on a pro rata basis, from future extension payments. If the Company does not consummate a business combination by the applicable deadline, in accordance with the terms described in the prospectus relating to the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law (the “Charter Amendments”);

PROVIDED that the Charter Amendments may not be approved or effective, at the sole discretion of the Board, if: (1) as a consequence of redemptions of the Company’s Public Shares submitted to the Company pursuant to Article 49.8 of the Articles in connection with the Extraordinary General Meeting held to approve the Charter Amendments the Company’s net tangible assets would be less than US$5,000,001 following such redemptions; or (2) within two business days following the Extraordinary General Meeting to approve the Charter Amendments the Board of the Company resolves not to proceed with the Charter Amendments because submitted redemptions of the Company’s Public Shares pursuant to Article 49.8 of the Articles in connection with the Extraordinary General Meeting held to approve the Charter Amendments would cause the Company’s Trust Account to hold less than US$30,000,000.”

4.	The proxy card for the Extraordinary General Meeting has been determined to be amended as a result of the updates, amendments and supplements described above. As such, the Amended Proxy Card for the Extraordinary General Meeting accompanies this Supplement.

The Amended Proxy Card differs from the proxy card previously made available to you with the Proxy Statement, in that the enclosed Amended Proxy Card includes the amended proposal as described above. If you return, or have already returned, an original proxy card, your proxy is no longer valid because the proposals set forth on these proxy cards have been revised. PLEASE NOTE THAT ANY PROXY CARD SUBMITTED PREVIOUSLY THAT DOES NOT INCLUDE THE AMENDED PROPOSAL ARE INVALID, SO IT IS IMPORTANT TO SUBMIT THE AMENDED PROXY CARD TO INDICATE YOUR VOTE ON THE REVISED PROPOSAL. We encourage you to resubmit your vote on the revised proposals by submitting the Amended Proxy Card enclosed with this Supplement or by voting online or by email by following the procedures on the Amended Proxy Card.

By Order of the Board of Directors

/s/ Jin-Goon Kim
Jin-Goon Kim
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your vote will not be counted as either “FOR” or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve the Charter Amendment Proposal, and an abstention will mean that your vote will not be counter as either “FOR” or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve the Charter Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on April 16, 2024: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/tlgyacquisition/2024.

This Supplement is dated April 4, 2024

TLGY ACQUISITION CORPORATION PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 187630 TLGY Acq. Corp Proxy Card Rev4 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature______________________________ Signature, if held jointly__________________________________ Date_____________, 2024 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. Proposal 1 – Charter Amendment Proposal Approve, by way of special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association currently in effect in the form set forth in Annex A of the accompanying Proxy Statement (the “Charter Amendment Proposal”) to modify the monthly amount that our Sponsor or its affiliates or designees must deposit into the Trust Account in order to extend the period of time to consummate a business combination by one month, up to twelve times (starting from the first date on which such modified extension payment is made), if requested by the Sponsor and accepted by the Company. Any amount paid in order to extend the period of time to consummate a Business Combination until May 16, 2024, which is paid but unused (due to an additional extension payment, based on the updated monthly amount, made prior to May 16, 2024) may be deducted, on a pro rata basis, from future extension payments. Proposal 2 – Adjournment Proposal Approve, by way of ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, pursuant to the resolution set forth in the Adjournment Proposal in the accompanying Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE EXTRAORDINARY GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. To attend: https://www.cstproxy.com/ tlgyacquisition/2024. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 15, 2024.

187630 TLGY Acq. Corp Proxy Card Rev4 Back Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on April 16, 2024: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/tlgyacquisition/2024. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated March 28, 2024 and Proxy Statement, dated March 28, 2024 (as amended and supplemented April 4, 2024) in connection with the Extraordinary General Meeting to be held at 9:00 a.m. Eastern Time on April 16, 2024 as a virtual and in person meeting (the “Extraordinary General Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Jin-Goon Kim (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE CHARTER AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED. (Continued and to be marked, dated and signed on reverse side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED TLGY ACQUISITION CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2024 TLGY ACQUISITION CORPORATION 4001 Kennett Pike, Suite 302 Wilmington, DE 19807 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS APRIL 16, 2024 YOUR VOTE IS IMPORTANT